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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 27, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   333-113636               20-0842986
-----------------------------   -------------------    -------------------------
(STATE OR OTHER JURISDICTION         (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)



383 Madison Avenue
New York, New York                                           10179
------------------------------------                -------------------------
       (ADDRESS OF PRINCIPAL                              (ZIP CODE)
        EXECUTIVE OFFICES)

Registrants telephone number, including area code, is (212) 272-2000




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



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

                  The consolidated balance sheets of Assured Guaranty Corp. as of December 31, 2003 and December 31, 2002 and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003, included in the prospectus supplement have been incorporated herein in reliance on the report of Pricewaterhouse Coopers LLP, Independent Registered Public Accounting Firm, given on the authority of that firm as experts in accounting and auditing.

Item 9.01(c). FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  FINANCIAL STATEMENTS.

     Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

(c)  EXHIBITS



                                 ITEM 601(A) OF REGULATION
                                 S-K
EXHIBIT NO.                      EXHIBIT NO.                 DESCRIPTION
-----------                      -----------                 -----------
                                                             Consent  of  Pricewaterhouse  Coopers  LLP,  Independent
                                                             Registered  Public  Accounting Firm of Assured  Guaranty
                                                             Corp.  with  respect to the Bear  Stearns  Asset  Backed
                                                             Securities    I   Trust    2004-HE9,    Asset-    Backed
                                                             Certificates, Series 2004-HE9.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               BEAR STEARNS ASSET BACKED
                                               SECURITIES I LLC



                                               By:    /s/ Matthew Perkins
                                                  ----------------------------
                                                      Name:  Matthew Perkins
                                                      Title:   Vice President
Dated: October 28, 2004

                                  EXHIBIT INDEX

                                      Item 601 (a) of                 Sequentially
           Exhibit                    Regulation S-K                  Numbered
            Number                    Exhibit No.                     Description                       Page
            ------                    -----------                     -----------                       ----

              1                             23                        Consent of Independent              6
                                                                      Registered Public
                                                                      Accounting Firm